UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2015

CyberOptics Corporation

(Exact name of registrant as specified in its charter)

Minnesota	(0-16577)	41-1472057
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5900 Golden Hills Drive Minneapolis, Minnesota		55416
(Address of principal executive offices)		(Zip Code)

(763) 542-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 10, 2015 CyberOptics Corporation issued a press release announcing that its Board of Directors has authorized a $2.0 million share repurchase program. The common stock will be acquired from time to time in open market transactions, block purchases and other transactions complying with the Securities and Exchange Commission’s Rule 10b-18. The Company intends to adopt a 10b5-1 trading plan to implement the repurchase program.

Item 9.01.   Financial Statements and Exhibits

Exhibit 99   Press Release Dated August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBEROPTICS CORPORATION

	By	/s/ Jeffrey A. Bertelsen
Jeffrey A. Bertelsen, Chief Financial Officer

Dated: August 10, 2015